UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 19, 2007

Kirby Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Waugh Drive, Suite 1000		77007
Houston, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 19, 2007, Kirby Corporation (“Kirby”) sent a notice to participants in Kirby’s 401(k) Plan (the “Plan”) concerning a blackout period under the Plan to facilitate the transition to a new recordkeeper for the Plan.  As required by Section 306 of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission Regulation BTR, Kirby has sent a notice to its directors and executive officers informing them of the restrictions on their purchases and sales of Kirby securities during the blackout period.  A copy of that notice is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Notice of Blackout Period under the Kirby Corporation 401(k) Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIRBY CORPORATION
(Registrant)

By:	/s/ Norman W. Nolen
Norman W. Nolen
Executive Vice President, Treasurer and Chief Financial Officer

Dated:  November 20, 2007

EXHIBIT INDEX

Exhibit 99.1   Notice of Blackout Period under the Kirby Corporation 401(k) Plan